UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 6, 2025

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                            ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 6, 2025, Escalade, Incorporated (“Escalade” or the “Company”) held its Annual Meeting of Stockholders for which Escalade’s Board of Directors (the “Board”) solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year, the approval, by non-binding vote, of the compensation of named executive officers and to and to recommend, by non-binding vote, the frequency of future non-binding stockholder votes on the compensation of the Company’s named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the nominees presented for election include current directors, Richard F. Baalmann, Jr., Katherine F. Franklin, Walter P. Glazer, Jr., Patrick J. Griffin, and Edward E. Williams. Each individual elected will serve a one year term, expiring at the 2026 Annual Meeting or until their successors are elected and qualified. The results of the voting in the election of directors are as follows:

Number of Votes

Director Nominee	FOR	WITHHELD
Richard F. Baalmann, Jr.	7,864,377	1,127,834
Katherine F. Franklin	8,213,244	778,967
Walter P. Glazer, Jr.	8,400,526	591,685
Patrick J. Griffin	8,917,308	74,903
Edward E. Williams	7,884,533	1,107,678

Therefore, Messrs. Baalmann, Glazer, Griffin, and Williams and Ms. Franklin were elected to the Board. There were 3,592,537 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, Grant Thornton, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year, the Company’s stockholders ratified such appointment by a vote of 12,559,281 shares FOR, 24,494 shares AGAINST, and 973 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of Grant Thornton, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 8,214,718 shares FOR, 725,960 shares AGAINST, and 51,533 shares ABSTAINED. There were 3,592,537 broker non-votes. Therefore, the compensation for our named executive officers was approved, by non-binding vote.

As to the recommended frequency, by non-binding vote, of future non-binding stockholder votes on the compensation of our named executive officers the Company’s stockholders ratified by a vote of 8,438,811 shares for 1-YEAR, 7,401 shares for 2-YEARS, 510,877 shares for 3-YEARS, and 35,122 shares ABSTAINED, with no broker non-votes. Therefore, the frequency of future non-binding votes on the compensation for our named executive officers is recommended to be 1-YEAR, by non-binding vote. In light of the approval at the May 6, 2025 Annual Stockholders’ Meeting by its stockholders in a non-binding vote of its recommendation to hold a non-binding vote for the approval of the compensation of named executive officers every 1 year, the Company will include a non-binding stockholder vote on the compensation of named executive officers in its proxy materials every 1 year until its next required vote on the frequency of stockholder votes on the compensation of named executive officers.

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements, other than statements of historical fact, are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. These risks include, but are not limited to: Escalade’s ability to achieve its business objectives; Escalade’s plans and expectations surrounding the transition to its new Chief Executive Officer and all potential related effects and consequences; Escalade’s ability to successfully implement actions to lessen the potential impacts of tariffs, a potential trade war with China and other trade restrictions applicable to our products and raw materials, including impacts on the costs of producing our goods, importing products and materials into our markets for sale, and on the pricing of our products; our international operations, including any related to political uncertainty and geopolitical tensions; Escalade’s ability to successfully achieve the anticipated results of strategic transactions, including the integration of the operations of acquired assets and businesses and of divestitures or discontinuances of certain operations, assets, brands, and products; the continuation and development of key customer, supplier, licensing and other business relationships; Escalade’s ability to protect its intellectual property; Escalade’s ability to develop and implement our own direct to consumer e-commerce distribution channel; the impact of competitive products and pricing; product demand and market acceptance; new product development; Escalade’s ability to successfully negotiate the shifting retail environment and changes in consumer buying habits; the financial health of our customers; disruptions or delays in our business operations, including without limitation disruptions or delays in our supply chain, arising from political unrest, war, terrorist attacks, labor strikes, natural disasters, public health crises such as the coronavirus pandemic, and other events and circumstances beyond our control; the evaluation and implementation of remediation efforts designed and implemented to enhance the Company’s control environment; the potential identification of one or more additional material weaknesses in the Company’s internal control of which the Company is not currently aware or that have not yet been detected; Escalade’s ability to control costs, including managing inventory levels; general economic conditions, including inflationary pressures; fluctuation in operating results; changes in foreign currency exchange rates; changes in the securities markets; continued listing of the Company’s common stock on the NASDAQ Global Market; the Company’s inclusion or exclusion from certain market indices; Escalade’s ability to obtain financing, to maintain compliance with the terms of such financing and to manage debt levels; the availability, integration and effective operation of information systems and other technology, and the potential interruption of such systems or technology; the potential impact of actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; risks related to data security of privacy breaches; the potential impact of regulatory claims, proceedings or investigations involving our products; Escalade’s use of estimates in its financial reporting as well as in its forward looking statements; and other risks detailed from time to time in Escalade’s filings with the Securities and Exchange Commission. Escalade’s future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to release revisions to these forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025	ESCALADE, INCORPORATED

By: /s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Vice President and Chief Financial Officer

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